Exhibit 10.1.41

Amendment Five (to Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement)

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT FIVE (TO UNIFIED IN-FLIGHT CONNECTIVITY HARDWARE,

SERVICES AND MAINTENANCE AGREEMENT)

This Amendment Five (this “Amendment”) to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017, as previously amended (as so amended, the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo”) (collectively the “Parties” and individually a “Party”), is executed on the respective dates specified in the signature blocks below.

WHEREAS, American and Gogo desire to amend the terms of the Original Agreement to add certain additional regional jet aircraft and add ATG4 Solution to the scope of coverage thereunder.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo acknowledge and agree as follows:

1

Exhibit A. As of June 15, 2018, the Parties agreed to amend Exhibit A to Amendment 1 to the Original Agreement by deleting Section A-2-thereof and replacing it with the contents of Attachment 1 hereto.

2	Exhibit B. As of June 15, 2018, the Parties agreed to amend Exhibit B to the Original Agreement by adding the contents of Attachment 2 hereto, after Table B-4, as Table B-5.

3

Exhibit D. As of June 15, 2018, the Parties agreed to amend Section 1.3 of Exhibit D to the Original Agreement by adding the the contents of Attachment 3 hereto, after the existing table.in 1.3, as 1.3.1.

4

Entire Agreement/Amendment. This Amendment constitutes the full and complete understanding of the Parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings between the Parties with respect to such subject matter. This Amendment may be modified only by written agreement signed by an authorized representative of each Party.

Amendment Five (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

5	Effectiveness of Agreement. The Original Agreement remains in full force and effect, except as specifically amended by this Amendment.

GOGO:		AMERICAN:

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ Ben Murphy	By:	/s/ Craig Barton
Printed Name: Ben Murphy		Printed Name: Craig Barton
Title:	Vice President, Accounts	Title:	Vice President, Technical Services

Date:	10/31/2019	Date:	10/24/2019

American Airlines Confidential and Proprietary

Amendment Five (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Attachment 1 to Amendment Five

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Attachment 2 to Amendment Five

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Attachment 3 to Amendment Five

1.3.1. Shipset Pricing by LRU – ATG4 Solution for Regional Jet Fleet

[***]

American Airlines Confidential and Proprietary